SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report  (Date of earliest  event  reported):  November  6, 2003

                              FLOWERS FOODS, INC.

             (Exact name of registrant as specified in its charter)

        Georgia                   1-16247                 58-2582379
   -----------------            -----------            -------------------
    (State or other             (Commission              (IRS Employer
     jurisdiction               File Number)           Identification No.)
   of incorporation)

  1919 Flowers Circle, Thomasville, GA                          31757
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (229) 226-9110


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ITEM 7. Financial Statements and Exhibits.

c. Exhibits.

The following exhibit is furnished as part of this Report:

EXHIBIT NUMBER                              EXHIBIT

    99.1             Press release of Flowers Foods, Inc. dated November 6, 2003

ITEM 9. Regulation FD Disclosure.

      On November 6, 2003 Flowers Foods, Inc. issued a press release announcing its financial condition and results of operations as of and for the third quarter ended October 4, 2003. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

      This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" of Form 8-K. Consequently the information is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibits, may only be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act if such subsequent filings specifically reference this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FLOWERS FOODS, INC.

                                            By: /s/ Jimmy M. Woodward
                                                -----------------------------
                                                Name: Jimmy M. Woodward
                                                Title: Sr. Vice-President, Chief
                                                Financial Officer and
                                                Chief Accounting Officer

Date: November 6, 2003


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                                  EXHIBIT INDEX

EXHIBIT NUMBER                              EXHIBIT

99.1                 Press release of Flowers Foods, Inc. dated November 6, 2003